SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 17, 2017 (April 14, 2017)

One Horizon Group, Inc.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

T1-017 Tierney Building, University of Limerick, Limerick, Ireland.

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+353-61-518477

 (ISSUER TELEPHONE NUMBER)

Copies to:

Hunter Taubman Fischer & Li, LLC

1450 Broadway, 26th Floor

New York, NY 10018

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 14, 2017, One Horizon Group, Inc. (the “Company”) held a special shareholder meeting to vote on a proposal to authorize the Board of Directors of the Company to effect a 6 to 1 reverse stock split (“Reverse Split”) of the Company’s issued and outstanding common stock, par value $0.0001 per share (the “Common Stock”). A total of 16,104,699 shares of Common Stock were voted in person or by proxy, representing 43.8% of the 36,766,714 shares of Common Stock entitled to be voted as of the record date, March 13, 2017.

The Reverse Split proposal was approved pursuant to the following votes:

Voted For	Voted Against	Abstain	Broker Non-Votes
15,054,698	1,010,128	39,873	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: April 17, 2017	By:	/s/ Brian Collins
Brian Collins
Chief Executive Office and President